SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA STATE TAX-FREE TRUST

In connection with the Semi-annual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the period ended September 30, 2004, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  November 29, 2004                               /s/ CHRISTOPHER W. CLAUS
                                                       -------------------------
                                                       Christopher W. Claus
                                                       President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA STATE TAX-FREE TRUST

In connection with the Semi-annual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the period ended September 30, 2004, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  November 29, 2004                                 /s/ DAVID HOLMES
                                                         -----------------------
                                                         David Holmes
                                                         Treasurer